Semiannual Report

Financial
Services
Fund

June 30, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Financial Services Fund

o Stocks continued their strong advance in the first half, and financial services shares joined the rally.

o The fund's return exceeded its Lipper benchmark for the past six months but trailed the S&P 500 because of rising interest rates. Twelve-month performance also surpassed the Lipper average.

o Several financial areas did well despite higher rates, including many of our bank and securities company holdings.

o We added to core holdings and established new positions in companies with attractive growth prospects.

o While a sustained rise in interest rates would hurt financial stocks, we believe we can enhance returns through careful stock selection.


Fellow Shareholders

The U.S. stock market continued its strong upward trend in the first six months of 1999, with all major market indices making new highs. Financial stocks and your fund posted good returns for the period, but the group lagged behind the S&P 500 primarily because of rising interest rates and concerns about higher inflation. This pattern of trailing performance for the group continued from last year following three consecutive years of sharply superior returns for financial stocks.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/99                            6 Months           12 Months
--------------------------------------------------------------------------------

Financial Services Fund                             8.86%               5.32%

S&P 500                                            12.38               22.76

Lipper Financial Services
Funds Average                                       7.20                2.16

     Your fund provided a solid 8.86% gain during the first half of the year, and a much more modest gain of 5.32% for the last 12 months as financial stocks were particularly hurt by last year's crises overseas. For both periods, fund results surpassed the Lipper average for similar funds but trailed the unmanaged Standard & Poor's 500 stock index. The S&P 500 again benefited from strength in technology stocks. The stocks of industrial and other cyclical companies, which are outside of the fund's investment realm, also performed well in response to surprising strength in the domestic economy and prospects for a recovery in emerging markets.


MARKET ENVIRONMENT

     Many trends that were apparent in the second half of 1998 were reversed by the end of the second quarter of 1999. Emerging market economies showed signs of recovering. Commodity prices rebounded, and the U.S. manufacturing sector came to life. Credit became more readily available as investors returned to the fixed income markets and bond spreads (the difference between yields of various securities) tightened. Against a more robust economic backdrop, the stock market was volatile but continued to appreciate. These factors collectively drove the yield on the 30-year Treasury bond from just over 5% at the end of 1998 to around 6% on June 30, 1999. The Federal Reserve partly reversed the monetary easing implemented in response to last fall's financial crisis by raising the fed funds target rate a quarter-point to 5.00% on June 30.

     Despite higher interest rates, the fundamental factors driving the earnings of financial services companies remain intact. Commercial credit quality is stable as evidenced by nonperforming assets that are at historically low levels despite a modest increase in 1998. However small, we note that 1998 was the first annual increase in banks' nonperforming assets since 1990, and we intend to monitor our investments closely for any signs of deterioration in commercial credit. Consumer credit quality continues to improve, driven by record low unemployment and a slowdown in the rate of growth in personal bankruptcy filings. This trend could be aided by bankruptcy reform legislation currently pending in Congress. Finally, U.S. financial companies are participating in dramatic consolidation, which should enhance efficiency and provide sufficient scale to support investments in promising areas such as the Internet and e-commerce. Sweeping financial services reform legislation, also pending in Congress, could accelerate consolidation among banks, brokers, and insurance firms.


Information on Year-End Distributions
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


PORTFOLIO REVIEW

     As mentioned, financial stocks lagged slightly behind the broader market in the first half, continuing a pattern established in 1998 after three consecutive years of sharply better performance. As is often the case, performance within financial sectors was not uniform, and a few sectors performed well despite rising rates. Citigroup, your fund's largest holding, produced exceptional returns for the six-month period reflecting strength in many of its businesses, including credit cards, brokerage, and investment banking. Citigroup's management continues to see additional opportunities to cut costs and offer incremental products and services to the firm's vast client base.


SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Specialty Financial Services                         38

Bank and Trust                                       32

Insurance                                            24

Reserves                                              3

Computer Service and Software                         1

Electrical Equipment                                  1

Conglomerates                                         1


Based on net assets as of 6/30/99.


     Securities firms and money center banks fared extremely well as the capital markets completed a recovery from last fall's turmoil. Morgan Stanley Dean Witter and Goldman Sachs Group were standouts among our holdings. Both companies benefited from healthier fixed income markets and their strong positions in high-margin, high-growth areas such as equity underwriting for technology companies and mergers and acquisitions advisory services.

     Chase Manhattan and Bank of America generated attractive returns in the banking sector. Chase continued its steady progress in building a profitable investment banking franchise. Its role in Olivetti's takeover of Telecom Italia is a tribute to the firm's strength in structuring and financing complex transactions. Bank of America's management signaled its confidence in last year's NationsBank/BankAmerica merger by announcing a plan to buy back 130 million shares of company stock over the next two years. On a negative note, First Union, which was eliminated from your fund in March, encountered difficulties with its acquisitions of CoreStates and The Money Store. While we continue to believe that First Union has solid products and technology, its lead in these areas has slipped while management focused on integrating expensive acquisitions. We have concerns about First Union's inability to contain costs, and its continued aggressive expansion.

     Credit card companies including Capital One Financial and American Express performed particularly well. Capital One continues to experience record account growth and now boasts the lowest loss rate among all major credit card issuers. Similarly, American Express enjoyed a strong first half, aided by stable credit trends and healthy revenue growth from its American Express Financial Advisors division. We recently added a third major credit card issuer, MBNA, to our portfolio. MBNA is the third-largest credit card issuer in the country following Bank One's First USA division and Citigroup. At the time of our purchase, the stock had been underperforming its peer group despite the company's improving fundamentals and consistent 20% earnings growth.

     Two of our weaker stocks during the six-month period were Freddie Mac and Fannie Mae, although over the past 12 months both stocks made good contributions to fund results. While both companies have consistently produced earnings and portfolio growth above our expectations, the performance of the stocks has been disappointing lately due to political concerns and rising interest rates. While neither of these factors should be ignored, we feel both companies are adept at handling these issues and that ultimately the stocks will reflect the companies' underlying fundamentals.

     Two investments linked to the Internet provided substantial contributions to your fund's six-month performance. We participated in the IPO of TheStreet.com, a Web-based provider of financial news and commentary, which was extremely well received by the market. TeleBanc Financial, a leading on-line bank, produced spectacular returns since we made our original investment last summer. TeleBanc was eliminated from the portfolio after an announcement that it was to be acquired by on-line brokerage firm E*TRADE in the second quarter. The Internet has emerged as both an opportunity and a threat for established financial services companies and has produced new companies armed with powerful business models and attractive customer value propositions. We will continue to look for investment opportunities in this area.

     While American International Group and Travelers Property Casualty made strong showings among your fund's insurance holdings, the insurance sector overall was a drag on performance. Fundamentals in the property and casualty insurance area continued to be challenging thanks to overcapacity, low volume growth, and resulting aggressive price competition. Fairfax Financial, a Canadian property and casualty insurance holding company, was hit especially hard by the weak pricing environment for reinsurance and by higher interest rates. In addition, the company has been involved in litigation over reinsurance contracts placed with a company Fairfax acquired. Bermuda-based insurance firms ACE Limited and XL Capital also languished. Despite the near-term challenges facing these well-managed companies, they are increasingly becoming industry consolidators and have the capacity to grow earnings in a challenging competitive environment, thanks to lower operating costs and a lower tax burden.


STRATEGY

     Our investment strategy remains the same: we focus on maintaining core holdings as long as the fundamentals are strong and the valuations reasonable. Consequently, much of the cash flow the fund received was invested in existing holdings. Additions to Capital One Financial, Franklin Resources, and Bank of New York were significant enough to be among our 10 largest purchases during the past six months.

     We continued to establish new positions in companies with above-average growth prospects, high returns on equity, and strong management teams. During the first half of 1999, we bought stocks in several companies, including MBNA and Goldman Sachs Group (both mentioned earlier); US Trust, a high-net-worth asset manager and private banker with excellent growth prospects; and Marsh & McLennan, a leader in insurance brokerage and asset management. We also initiated a position in St. Louis-based Mercantile Bancorporation, which is slated to be taken over by Firstar. We are impressed with the track record of Firstar's management and anticipate holding this investment as long as its prospects look bright.


OUTLOOK

     Stock prices continue to look expensive by all conventional measures, particularly when the outlook for slower growth in corporate earnings is considered. This makes us cautious, as do the market's record-breaking four-year gains. In addition, a sustained period of rising interest rates would be especially damaging to the financial services sector.

     However, we realize that the outlook for the general investment environment, future company earnings, and above all careful selection of stocks drive sound investing. Despite our caution, we believe the outlook for financial services stocks and your fund is still favorable for several reasons:

          o Despite concerns about rising interest rates, economic data show that inflation remains contained and productivity continues to rise. As long as worker productivity increases, the economy can grow without a corresponding increase in inflation. Moderate growth with low inflation is an ideal environment for financial services stocks.

          o Earnings growth is still strong at many high-quality financial companies, and the valuations of financial companies are attractive relative to the market.

          o Top-notch entrepreneurial management and sound business models characterize fund holdings. Through careful containment of costs and proper incentives, these companies have improved both their ability to compete and the durability and predictability of earnings.

          o Many holdings generate significant free cash flow, which management will likely use to repurchase shares or make acquisitions that can enhance stock performance over time. This could be particularly advantageous if a serious stock market correction results in lower share prices for these companies or for potential acquisitions.

     While the stock market will not always go up, we believe we can enhance returns and reduce risk over time by investing in financial companies that can increase earnings growth regardless of the economic or interest rate environment. As always, we try to buy these companies at reasonable stock valuations.

     We would like to take this opportunity to introduce Robert Sharps to you. As a banking analyst and a key member of the fund's advisory committee, Rob has been a significant contributor to the fund's management team. He has agreed to take on an expanded role as executive vice president and to focus more broadly on the fund's investments in all financial services companies. We are confident Rob will continue to be instrumental in our efforts to generate superior investment performance.

     We appreciate your continued confidence and support.

     Respectfully submitted,

     Larry J. Puglia
     President and Chairman of the Investment Advisory Committee

     Robert W. Sharps
     Executive Vice President

     July 23, 1999


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                 Percent of
                                                 Net Assets
                                                    6/30/99

Citigroup                                              6.8%

Bank of America                                        6.2

Bank of New York                                       4.3

Freddie Mac                                            4.1

Wells Fargo                                            4.0
--------------------------------------------------------------------------------

Chase Manhattan                                        3.9

Associates First Capital                               3.8

Bank One                                               3.8

Mellon Bank                                            3.4

Capital One Financial                                  3.3
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter                             3.3

American Express                                       3.1

XL Capital                                             3.1

Fannie Mae                                             2.9

The CIT Group                                          2.6
--------------------------------------------------------------------------------

State Street                                           2.5

ACE Limited                                            2.5

American International Group                           2.3

American General                                       2.2

Mercantile Bancorporation                              2.1
--------------------------------------------------------------------------------

UNUM                                                   1.9

Fairfax Financial                                      1.8

Mutual Risk Management                                 1.7

Hartford Financial Services Group                      1.6

Marsh & McLennan                                       1.5
--------------------------------------------------------------------------------

Total                                                 78.7%

Note: Table excludes reserves.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/99

Ten Best Contributors
--------------------------------------------------------------------------------

Citigroup                                             34(cents)

Bank of America                                       21

Morgan Stanley Dean Witter                            19

Chase Manhattan                                       16

Capital One Financial                                 16

American Express                                      11

TheStreet.com**                                       10

Bank One                                               9

TeleBanc Financial**                                   9

State Street                                           8
--------------------------------------------------------------------------------

Total                                                153(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Fairfax Financial                                    -9(cents)

ACE Limited                                            9

First Union**                                          7

Freddie Mac                                            7

XL Capital                                             6

Bank of New York                                       5

Mutual Risk Management                                 5

The CIT Group                                          5

Protective Life                                        5

Fannie Mae                                             4
--------------------------------------------------------------------------------

Total                                                -62(cents)


12 Months Ended 6/30/99

Ten Best Contributors
--------------------------------------------------------------------------------

TeleBanc Financial**                                  17(cents)

Capital One Financial                                 17

State Street*                                         16

Citigroup                                             15

Morgan Stanley Dean Witter                            14

Chase Manhattan                                       13

Wells Fargo                                           11

Associates First Capital                              11

Freddie Mac                                           11

TheStreet.com**                                       10
--------------------------------------------------------------------------------

Total                                                135(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

ACE Limited                                          -13(cents)

Newcourt Credit Group**                               11

XL Capital                                            11

Fairfax Financial                                     10

IndyMac Mortgage Holdings**                            9

U.S. Bancorp                                           8

Delta Financial**                                      7

BankBoston**                                           7

SLM Holding**                                          7

First Sierra Financial**                               6
--------------------------------------------------------------------------------

Total                                                -89(cents)

 *  Position added.
**  Position eliminated.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

As of 6/30/99

                  S&P 500                   Financial services
                  Stock Fund                Fund

9/30/96           10,000                    10,000

6/97              13,066                    13,666

6/98              17,007                    18,492

6/99              20,877                    19,475


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                        Since       Inception
Periods Ended 6/30/99             1 Year            Inception            Date
--------------------------------------------------------------------------------

Financial Services Fund            5.32%               27.44%         9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months         Year                   9/30/96
                                Ended        Ended                   Through
                              6/30/99     12/31/98     12/31/97     12/31/96

NET ASSET VALUE
Beginning of period          $  16.82     $  15.56     $  11.31     $  10.00

Investment activities
  Net investment income          0.04         0.16         0.10*        0.04*
  Net realized and
  unrealized gain (loss)         1.45         1.60         4.58         1.30

  Total from
  investment activities          1.49         1.76         4.68         1.34

Distributions
  Net investment income          --          (0.16)       (0.10)       (0.03)
  Net realized gain              --          (0.34)       (0.33)        --

  Total distributions            --          (0.50)       (0.43)       (0.03)

NET ASSET VALUE
End of period                $  18.31     $  16.82     $  15.56     $  11.31

Ratios/Supplemental Data

Total return(diamond)           8.86%       11.55%       41.44%*      13.40%*

Ratio of total expenses to
average net assets              1.19%!       1.19%        1.25%*       1.25%*!

Ratio of net investment
income to average
net assets                      0.42%!       0.94%        1.15%*       1.71%*!

Portfolio turnover rate         32.1%!       46.8%        46.0%        5.6%!

Net assets, end of period
(in thousands)               $201,783     $224,277     $177,335     $ 30,047

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
!         Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1999

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  97.2%

FINANCIAL  91.9%

Bank and Trust  32.5%

Bank of America                                         170,000   $   12,463

Bank of New York                                        239,000        8,768

Bank One                                                130,152        7,752

Chase Manhattan                                          90,000        7,796

Huntington Bancshares                                    15,000          525

Mellon Bank                                             186,000        6,766

Mercantile Bancorporation                                75,000        4,284

State Street                                             60,000        5,123

TCF Financial                                            39,000        1,087

U.S. Bancorp                                             50,000        1,700

Washington Mutual                                        32,500        1,150

Wells Fargo                                             190,000        8,123

                                                                      65,537

Insurance  22.7%

ACE Limited                                             180,000        5,085

American General                                         60,000        4,522

American International Group                             40,500        4,741

Fairfax Financial (CAD) *                                13,400        3,595

Hartford Financial
  Services Group                                         56,000        3,266

Marsh & McLennan                                         40,000        3,020

Mutual Risk Management                                  100,000        3,337

Protective Life                                          82,000        2,706

Provident                                                50,000        2,000

Radian Group                                             15,000          732

Travelers Property
  Casualty (Class A)                                     70,000        2,739

UNUM                                                     70,400        3,854

XL Capital (Class A)                                    110,000        6,215

                                                                      45,812

Financial Services  36.7%

Affiliated Managers Group *                              40,000        1,208

American Express                                         48,500        6,311

Associates First
  Capital (Class A)                                     175,000        7,755

Capital One Financial                                   120,000        6,682

Citigroup                                               290,586   $   13,803

Fannie Mae                                               85,000        5,812

Financial Federal *                                      63,200        1,390

Franklin Resources                                       50,000        2,031

Freddie Mac                                             143,000        8,294

Goldman Sachs Group *                                    25,000        1,806

MBNA                                                     45,000        1,378

Morgan Stanley Dean Witter                               65,000        6,663

The CIT Group (Class A)                                 182,000        5,255

U.S. Trust                                               30,000        2,775

Waddell & Reed Financial
  (Class A)                                              72,076        1,978

Waddell & Reed Financial
  (Class B)                                              37,396        1,010

                                                                      74,151

Total Financial                                                      185,500


CAPITAL EQUIPMENT  1.2%

Electrical Equipment  1.2%

GE                                                       21,000        2,373

Total Capital Equipment                                                2,373


MISCELLANEOUS  4.1%

Conglomerates  1.3%

Berkshire Hathaway (Class A) *                               39        2,687

                                                                       2,687

Other Miscellaneous Common Stocks  2.8%                                5,578

Total Miscellaneous                                                    8,265

Total Common Stocks (Cost  $149,343)                                 196,138


Short-Term Investments  2.6%

Money Market Funds  2.6%

Reserve Investment Fund,
  5.05% #                                             5,344,885        5,345

Total Short-Term Investments (Cost  $5,345)                            5,345


Total Investments in Securities

99.8% of Net Assets (Cost $154,688)                               $  201,483


Other Assets Less Liabilities                                            300

NET ASSETS                                                        $  201,783
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      429

Accumulated net realized gain/loss -
net of distributions                                                   6,619

Net unrealized gain (loss)                                            46,795

Paid-in-capital applicable to 11,019,162
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         147,940


NET ASSETS                                                        $  201,783
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.31
                                                                  ----------

  #   Seven-day yield
  *   Non-income producing
CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $   1,464
  Interest                                                               180

  Total income                                                         1,644

Expenses
  Investment management                                                  685
  Shareholder servicing                                                  404
  Custody and accounting                                                  48
  Prospectus and shareholder reports                                      43
  Registration                                                            23
  Legal and audit                                                          6
  Directors                                                                4
  Miscellaneous                                                            2

  Total expenses                                                       1,215

Net investment income                                                    429

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 7,682

Change in net unrealized gain or loss on securities                    8,611

Net realized and unrealized gain (loss)                               16,293

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  16,722
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $      429   $    2,136
  Net realized gain (loss)                                7,682        3,142
  Change in net unrealized
  gain or loss                                            8,611       11,007

  Increase (decrease) in net
  assets from operations                                 16,722       16,285

Distributions to shareholders
  Net investment income                                    --         (2,107)
  Net realized gain                                        --         (4,477)

  Decrease in net assets
  from distributions                                       --         (6,584)

Capital share transactions*
  Shares sold                                            36,182      171,412
  Distributions reinvested                                 --          6,364
  Shares redeemed                                       (75,398)    (140,535)
  Increase (decrease) in net
  assets from capital
  share transactions                                    (39,216)      37,241

Net Assets

Increase (decrease)
  during period                                         (22,494)      46,942
Beginning of period                                     224,277      177,335

End of period                                        $  201,783   $  224,277
                                                     -----------------------

*Share information
  Shares sold                                             2,071       10,282
  Distributions reinvested                                 --            406
  Shares redeemed                                        (4,386)      (8,752)

  Increase (decrease) in
  shares outstanding                                     (2,315)       1,936

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,157,000 and $72,111,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $154,688,000. Net unrealized gain aggregated $46,795,000 at period-end, of which $47,565,000 related to appreciated investments and $770,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $109,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $361,000 for the six months ended June 30, 1999, of which $82,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $180,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     Knowledgeable Service Representatives

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     Account Services

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     Brokerage services*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     Investment Information

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

InvestWith Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F17-051  6/30/99